1 Fourth Quarter 2014 Financial Results

Condensed Consolidated Balance Sheets (unaudited) 3 January 31, 2015 February 1, 2014 ASSETS Current Assets: Cash and cash equivalents $ 151,750 $ 106,517 Merchandise inventory 130,474 172,311 Other current assets 67,063 97,793 Total current assets 349,287 376,621 Fixtures, equipment and improvements, net 130,109 235,401 Goodwill and intangible assets 22,728 28,580 Other assets 10,065 7,039 TOTAL ASSETS $ 512,189 $ 647,641 LIABILITIES AND STOCKHOLDERS' EQUITY Current Liabilities: Accounts payable $ 88,289 $ 138,245 Accrued expenses 110,560 102,116 Total current liabilities 198,849 240,361 Long-term debt 138,540 - Other non-current liabilities 81,248 126,588 Stockholders' equity 93,552 280,692 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $ 512,189 $ 647,641 _ (In thousands)

Condensed Consolidated Statements of Operation (unaudited) 4 January 31, 2015 % of sales February 1, 2014 % of sales Net sales $ 593,761 100.0% $ 670,007 100.0 % Cost of sales (includes certain buying, occupancy and warehousing expenses) 1 459,248 77.3% 583,139 87.0 % Gross profit 134,513 22.7% 86,868 13.0 % Selling, general and administrative expenses 2 146,734 24.7% 166,742 24.9 % Restructuring charges 1,135 0.2% - 0.0 % Trademark impairment 5,100 0.9% - 0.0 % Reversal of contingent consideration (4,491) -0.7% - 0.0 % Loss from operations (13,965) (2.4)% (79,874) (11.9)% Interest expense 2,975 0.5% 208 0.1 % Loss before income taxes (16,940) (2.9)% (80,082) (12.0)% Income tax benefit (3,406) (0.6)% (9,776) (1.5)% Net loss $ (13,534) (2.3)% $ (70,306) (10.5)% Basic loss per share $ (0.17) $ (0.90) Diluted loss per share $ (0.17) $ (0.90) Weighted average basic shares 79,124 78,494 Weighted average diluted shares 79,124 78,494 13 Weeks Ended (In thousands, except per share data) 1 Cost of sales for the fourth quarter of 2014 was unfavorably impacted by asset impairment charges of $12.6 million ($9.9 million after tax, or $0.13 per diluted share) and other costs of $0.6 million ($0.4 million after tax, or $0.01 per diluted share). Cost of sales for the fourth quarter of 2013 was unfavorably impacted by store asset impairment charges of $32.4 million ($21.3 million after tax, or $0.27 per diluted share). 2 Selling, general and administrative expenses for the fourth quarter of 2014 were unfavorably impacted by other costs of $2.8 million ($2.2 million after tax, or $0.03 per diluted share). Selling, general and administrative expenses for the fourth quarter of 2013 were unfavorably impacted by other costs of $3.1 million ($2.0 million after tax, or $0.03 per diluted share).

Reconciliation of Net Loss and Diluted Loss Per Share (In thousands, except per share data) (Unaudited) 5 Net (Loss) Income Diluted EPS Net Loss Diluted EPS As reported $ (13,534) $ (0.17) $ (70,306) $ (0.90) Asset impairment charges 1 9,947 0.13 21,252 0.27 Trademark impairment, net of reversal of contingent consideration 480 0.01 - - Establishment of reserves against net deferred tax assets - - 19,964 0.25 Other 2 3,524 0.04 1,998 0.03 As adjusted $ 417 $ 0.01 $ (27,092) $ (0.35) 2 Incl es severance expenses of $1.3 million, after tax, consulting expenses of $0.9 million, after tax, net lease costs for closed stores of $0.8 million and other restructuring charges of $0.5 million, after tax for fiscal 2014. Includes settlement of litigation matters of $2.0 million, after tax for fiscal 2013. The following table presents a reconciliation of net loss and diluted loss per share ("EPS") on a GAAP basis to the non-GAAP adjusted basis: January 31, 2015 February 1, 2014 13 weeks ended 1 Recorded in cost of sales in the statement of operations for the respective periods. The Company believes that the disclosure of adjusted net loss and adjusted loss per diluted share, which are non-GAAP financial measures, provides investors with useful information to help them better understand the Company's results.

6 Fourth Quarter Metrics Fiscal 2014 Fiscal 2013 Comparable sales change (9)% (15)% Compa able units per transaction change (9)% 1% Comparable sales transactions change (6)% (13)% Comparable average unit retail change 7% (3)% Fourth Quarter

Fourth Quarter Metrics 7 January 31, 2015 February 1, 2014 Average square footage change (7)% 4 % Stores open at end of period 860 1,100 Total square footage at end of period 3,294,227 4,089,069 Change in total inventory over comparable period (24)% 11 % Change in inventory per retail square foot (9)% 12 % over comparable period 13 Weeks Ended

8 Fourth Quarter 2014 Store Count Q3 Additions Closures Q4 Aéropostale U.S. 842 - (69) 773 Aéropostale Canada 69 - (8) 61 Total Aéropostale 911 - (77) 834 P.S. from Aéropostale 141 - (115) 26 Total stores 1,052 - (192) 860 _